UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 17, 2012


                           PINGIFY INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-179505
                            (Commission File Number)

                                   33-1223130
                        (IRS Employer Identification No.)

   Suite 2020 (Scotia Place, Tower 1), 10060 Jasper Ave. Edmonton, AB, T5J 1V9
              (Address of principal executive offices and Zip Code)

                             Telephone (780)628-6867
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 17, 2012 Panayota Baris resigned a Director of the Company. Concurrent to Ms. Baris' resignation we appointed Jason Millington as a Director of our Company.

Our Board of Directors is now comprised of Jason Gray, Vlad Milutin and Jason Millington.

JASON MILLINGTON, DIRECTOR

Mr. Millington has worked as a home automation programmer for Key System Solutions in St. Michael, Barbados from February 2009 to the present. Key Systems custom designs and installs lighting, audio, visual, climate control and security systems for residential and commercial clients. From September 2003 to December 2008, Mr. Millington worked for SAE Technology Institute in London, England as an audio educator and a department supervisor. In 2000, Mr. Millington earned a degree in Applied Arts & Graphic Design from Barbados Community College in St. Michael, Barbados. In 2003, Mr. Millington earned a Diploma of Higher Education in Recording Arts from SAE Technology Institute in London, England.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINGIFY INTERNATIONAL INC.


/s/ Jason Gray
-------------------------------------
Jason Gray
President & Director


/s/ Vlad Milutin
-------------------------------------
Vlad Milutin
Treasurer, Secretary & Director

April 19, 2012

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